UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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The "Annual Reports" portion of the web site is an interactive version of the Company's 2020 Annual Report. Some of the hyperlinks embedded in this section link to other parts of the Annual Reports, and some hyperlinks take the reader to other articles and information on the Company's website.

Cautionary statement

Statements of future events or conditions in this report are forward-looking statements. Actual future results, including financial and operating performance; demand growth and mix; planned capital and cash operating expense reductions and efficiency improvements, and ability to meet or exceed announced reduction objectives; future reductions in emissions intensity and resulting reductions in absolute emissions; carbon capture results; resource recoveries; production rates; project plans, timing, costs, and capacities; drilling programs and improvements; and product sales and mix differ materially due to a number of factors including global or regional changes in oil, gas, or petrochemicals prices or other market or economic conditions affecting the oil, gas, and petrochemical industries; the severity, length and ultimate impact of COVID-19 on people and economies and the timing and pace of regional and global economic recovery; the ability to realize efficiencies within and across our business lines and to maintain cost reductions while protecting our competitive positioning; the impact of company actions to protect the health and safety of employees, vendors, customers, and communities; reservoir performance; the outcome and timing of exploration and development projects; timely completion of construction projects; war and other security disturbances, including shipping blockades or harassment; political factors including changes in local, national, or international policies affecting our business; changes in law or government regulation or policies, including trade sanctions, taxes, environmental regulations and policies to address climate change risks, the granting of necessary licenses and permits, and government actions to address the COVID-19 pandemic; the outcome of commercial negotiations; actions of competitors and commercial counterparties; actions of consumers including changes in demand preferences; the outcome of research efforts and the ability to bring new technology to commercial scale on a cost-competitive basis; the development and competitiveness of alternative energy and emission reduction technologies; unforeseen technical or operating difficulties; and other factors discussed here, under the heading "Factors Affecting Future Results" linked below, and in Item 1A. Risk Factors of our most recent Form 10-K. All forward-looking statements are based on management's knowledge and reasonable expectations at the time of this report and we assume no duty to update these statements as of any future date.

Factors affecting future results

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We use non-GAAP concepts and financial measures throughout this publication. These measures may not be comparable to similarly titled measures used by other companies. Definitions of certain financial and operating measures and other terms used in this report – such as "resources" and "resource base" – are contained in the section titled "**Frequently Used Terms**".

In the case of non-GAAP financial measures, such as "Return on Average Capital Employed" and "Cash Flow from Operations and Asset Sales," the definitions also include any reconciliation or other information required by SEC Regulation G. "**Factors Affecting Future Results**" and "**Frequently Used Terms**" are also available on the "Investors" section of our website.

As used in this publication, the term "industry" refers to publicly traded international energy companies. The term "project" can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Unless otherwise specified, data shown is for 2020. Prior years' data have been reclassified in certain cases to conform to the 2020 presentation basis. Unless otherwise stated, production rates, project capacities, and acreage values are gross. References to "emissions" refer to energy-related emissions.

Exxon Mobil Corporation has numerous affiliates, many with names that include ExxonMobil, Exxon, Mobil, Esso, and XTO. For convenience and simplicity, those terms and terms such as Corporation, company, our, we, and its are sometimes used as abbreviated references to specific affiliates or affiliate groups. Abbreviated references describing global or regional operational organizations, and global or regional business lines are also sometimes used for convenience and simplicity. Similarly, ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as venture, joint venture, partnership, co-venturer, and partner are used to indicate business and other relationships involving common activities and interests, and those words may not indicate precise legal relationships. The following are trademarks, service marks, or proprietary process names of Exxon Mobil Corporation or one of its affiliates: Exxon, ExxonMobil, ExxonMobil Low Carbon Solutions, ExxonMobil Rewards+, Mobil, Mobil 1, Mobil 1 Car Care, and Vistamaxx. The following third-party trademarks or service marks referred to in the text of the report are owned by Amazon.com, Inc.: Alexa. The following third-party trademarks or service marks referred to in the text of the report are owned by Apple Inc.: Apple Pay. The following third-party trademarks or service marks referred to in the text of the report are owned by Google LLC: Google Pay. Related content 2020 Annual Report Supporting materials: Form 10-K | Legal information | Archive Report 2020 Annual Report Report March 16, 2021 PDF / 5.18 MB Careers Newsroom Investors Contact us Energy Factor Privacy center Privacy policy Terms and conditions Copyright 2003-2021 Exxon Mobil Corporation. All Rights Reserved.

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.